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                          AIM VARIABLE INSURANCE FUNDS

                         AIM V.I. AGGRESSIVE GROWTH FUND

                       Supplement dated December 29, 2000
                       to the Prospectus dated May 1, 2000
                          as supplemented June 21, 2000


The following replaces in its entirety the information appearing under the first paragraph located under the "FUND MANAGEMENT - PORTFOLIO MANAGERS" section on page 3 of the Prospectus:

     o "Ryan E. Crane, Portfolio Manager, who has been responsible for the Fund since 1999 and has been associated with the advisor and/or its affiliates since 1994.

     o Robert M. Kippes, Senior Portfolio Manager, who has been responsible for the fund since 1993 and has been associated with the advisor and/or its affiliates since 1989.

     o Jay K. Rushin, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998. From 1996 to 1998, he was an associate equity analyst with Prudential Securities."